SALOMON BROTHERS HIGH INCOME FUND INC

August 17, 1999

Dear Shareholders:

We are pleased to provide this semi-annual report for the Salomon Brothers High Income Fund Inc ("Fund") as of June 30, 1999. Included are market commentary, a schedule of the Fund's investments as of June 30, 1999 and financial statements for the period ended June 30, 1999. The Fund distributed income dividends totaling $0.75 per share during the period. The table below shows the annualized distribution rate and the total return for the period covered by this report based on the Fund's June 30, 1999, net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price:

          Price                     Annualized                  Six-Month
        Per Share               Distribution Rate*             Total Return
--------------------------   ------------------------    ----------------------
       $12.55 (NAV)                    11.95%                    4.31%
       $13.9375 (NYSE)                 10.76%                    0.75%

In comparison, during the same period, the Salomon Smith Barney High Yield Market Index returned 1.77% and the JP Morgan Emerging Markets Bond Index Plus ("EMBI+") had a return of 10.58%. On June 30, 1999, 66% of the Fund's long-term investments were in U.S. high-yield corporate bonds. The remaining 34% were invested in securities of emerging market issuers, including both obligations of sovereign and corporate issuers.

U.S. HIGH YIELD MARKET

While benefiting from a strong economy and a booming U.S. equity market, high yield bonds suffered from the following:

     1. A back-up in U.S. Treasuries due to concern about rising inflation;

     2. slowing mutual fund inflows;

     3. a heavy new issue calendar;

     4. a reduction in broker/dealer liquidity; and,

     5. a rise in default rates, especially among marginal commodity producers.

The period began with concerns that a weak recovery in Asia and recession in Latin America would trigger a slowdown in the U.S. economy.
Stronger-than-expected economic growth in the U.S., particularly in the second calendar quarter, led to concerns about rising inflation. These inflation fears caused interest rates to trend higher over the course of the period.

In June, concerns over higher inflation and the potential for the Federal Reserve Board ("Fed") to raise U.S. interest rates caused the high yield bond market to trade off with Treasuries. As expected, the Fed raised rates by 0.25% at their June meeting. The market correctly anticipated this 25 basis point rate hike and rallied in advance of the meeting. The Fed's adoption of a neutral bias positively surprised the market and helped continue the rally through the end of June.

--------------------------------------------------------------------------------
* The annualized distribution rate assumes a current monthly income dividend rate of $0.125 per share for twelve months.

SALOMON BROTHERS HIGH INCOME FUND INC

For the period, the high yield market's top performers included Basic Industries such as Metals/Mining and Paper & Forest Products, Gaming, Consumer Products and Cable & Media. Energy also outperformed, driven by increases in oil prices. The worst performers included Healthcare, due to the industry's troubles with the recently imposed Medicare reimbursement system, Textile/Apparel, which is suffering from cheaper imports, Automotive, Restaurants and Services. In terms of credit quality, investors favored the lower tiers: BB, B and CCC issues showed returns of 0.70%, 1.60% and 7.57%, respectively.

On June 30, 1999, the high yield market was yielding 10.70% up from 10.28% at year-end. The excess yield over Treasuries was 4.97% down from 5.66% at year-end.

EMERGING DEBT MARKET

Emerging markets debt returned 10.57% for the period ended June 30, 1999 as measured by the JP Morgan EMBI+. Market performance during the first half of the fiscal year was influenced by returns from Russia, continued recovery in Brazil and strength in oil prices.

Russia made substantial progress toward a new agreement with the IMF over the period. A new agreement will permit other sources of aid to flow to Russia. In addition to a more promising outlook for financial assistance, the Russian economy has started to grow for the first time in years. Industrial production and oil prices are up, which in turn are funding higher tax revenues. Russian debt prices have returned 102% for the first six months of 1999.

Oil prices rose 60% during the period. Higher oil prices have improved the credit quality of many emerging market countries including Russia, Mexico, Ecuador, Venezuela and Algeria.

Brazil continued to make progress in resolving the underlying causes of its currency crisis. The Brazilian devaluation in January caused the entire market to trade down in January. Brazil's prompt and decisive steps to resolve the crisis were a primary cause of the market rebound in March. Brazilian monetary policy has helped limit the inflationary impact of the currency devaluation while fiscal policy has been improved through Congressional passage of some key reform measures.

Overall market performance for the first half of the fiscal year has been skewed with Russia, Brazil and Venezuela out-performing the Index and the other eleven Index countries under-performing. The Index ended the first half of the year at 1,070 basis points over Treasuries, 81 basis points tighter than year-end levels.

                                     # # #

SALOMON BROTHERS HIGH INCOME FUND INC

In a continuing effort to provide timely information concerning the Salomon Brothers High Income Fund Inc, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm eastern standard time (EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your Salomon Brothers High Income Fund Inc stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449. (1-718-921-8200 if you are calling from within New York City).

We at Salomon Brothers Asset Management appreciate your investment in the Salomon Brothers High Income Fund Inc. We look forward to helping you pursue your financial goals in the years ahead.


Sincerely,

/s/ Heath B. McLendon                               /s/ Peter J. Wilby

Heath B. McLendon                                   Peter J. Wilby
Chairman                                            Executive Vice President

SALOMON BROTHERS HIGH INCOME FUND INC

SCHEDULE OF INVESTMENTS (unaudited)
June 30, 1999

     FACE
    AMOUNT                                               SECURITY                                                        VALUE
-------------------------------------------------------------------------------------------------------------------------------

Corporate Bonds -- 66.2%

BASIC INDUSTRIES -- 10.6%
$     500,000        AEI Holding Co., Inc., Company Guaranteed, 10.500% due 12/15/05(a) ..................        $     490,000
      800,000        Berry Plastics Corp., Sr. Sub. Notes, 12.250% due 4/15/04 ..............................           842,000
    1,000,000        Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due 4/15/08 ...........................           150,000
      500,000        Doman Industries Ltd., Secured Notes, 12.000% due 7/1/04 ...............................           482,500
      500,000        Envirosource Inc., Sr. Notes, 9.750% due 6/15/03 .......................................           315,000
      500,000        Glencore Nickel Ltd., Company Guaranteed, 9.000% due 12/1/14 ...........................           425,000
    1,000,000        PCI Chemicals Canada Inc., Company Guaranteed, 9.250% due 10/15/07 .....................           850,000
                     Radnor Holdings Corp.:
      150,000          Series B, Company Guaranteed, 10.000% due 12/1/03 ....................................           151,125
      600,000          Sr. Notes, 10.000% due 12/1/03 .......................................................           603,000
    1,000,000        Teekay Shipping Corp., Company Guaranteed, 8.320% due 2/1/08 ...........................           948,750
      750,000        ZSC Specialty Chemicals PLC, Sr. Notes, 11.000% due 7/1/99(a) ..........................           757,500
                                                                                                                  -------------
                                                                                                                      6,014,875
                                                                                                                  -------------
CONSUMER CYCLICALS -- 4.3%
      750,000        Avis Rent-A-Car, Sr. Sub. Notes, 11.000% due 5/1/09(a) .................................           752,813
    1,000,000        Cole National Group, Sr. Sub. Notes, 8.625% due 8/15/07 ................................           930,000
      750,000        Musicland Group, Company Guaranteed, 9.875% due 3/15/08(a) .............................           756,563
                                                                                                                  -------------
                                                                                                                      2,439,376
                                                                                                                  -------------
CONSUMER NON-CYCLICALS -- 13.5%
      500,000        Alaris Medical Systems Inc., Company Guaranteed, 9.750% due 12/1/06 ....................           510,625
      750,000        Express Script Inc., Sr. Notes, 9.625% due 6/15/09(a) ..................................           753,750
      651,000        Hines Horticulture, Inc., Sr. Sub. Notes, 11.750% due 10/15/05 .........................           694,942
      750,000        Isles of Capri, Sr. Sub. Notes, 8.750% due 4/15/09(a) ..................................           705,000
    1,400,000        Nebco Evans Holding Co., Sr. Discount Notes, zero coupon until 7/15/02,
                       (12.375% thereafter) due 7/15/07 .....................................................           700,000
      750,000        North Atlantic Trading, Company Guaranteed, 11.000% due 6/15/04 ........................           755,625
      500,000        Polaroid Corp., Sr. Notes, 11.500% due 2/15/06 .........................................           525,000
      750,000        Pueblo Xtra International, Inc., Sr. Notes, 9.500% due 8/1/03 ..........................           695,625
      330,000        Purina Mills, Inc., Sr. Sub. Notes, 9.000% due 3/15/10(a) ..............................           260,700
    1,125,000        Revlon Worldwide Corp., Sr. Discount Notes, zero coupon due 3/15/01 ....................           767,813
      500,000        Sun International Hotels Ltd., Sr. Sub. Notes, 9.000% due 3/15/07 ......................           500,000
      750,000        Waterford Gaming LLC, Sr. Notes, 9.500% due 3/15/10 ....................................           750,000
                                                                                                                  -------------
                                                                                                                      7,619,080
                                                                                                                  -------------

-------------------------------------------------------------------------------
                        See Notes to Financial Statements

SALOMON BROTHERS HIGH INCOME FUND INC

SCHEDULE OF INVESTMENTS (unaudited) (continued)
June 30, 1999

    FACE
    AMOUNT                                               SECURITY                                                        VALUE
-------------------------------------------------------------------------------------------------------------------------------
ENERGY -- 1.7%
$     500,000        Benton Oil & Gas Co., Sr. Notes, 11.625% due 5/1/03 ....................................     $     365,000
      500,000        PennzEnergy Co., Debentures, 10.250% due 11/1/05 .......................................           518,750
      500,000        TransAmerican Energy, Sr. Discount Notes, 13.000% due 6/15/02(b)(c) ....................            52,500
                                                                                                                  -------------
                                                                                                                        936,250
                                                                                                                  -------------
FINANCIAL -- 3.6%
      500,000        Airplanes Pass Through Trust, 10.875% due 3/15/19 ......................................           499,650
                     Contifinancial Corp., Sr. Notes:
      500,000          7.500% due 3/15/02 ...................................................................           415,000
      500,000          8.375% due 8/15/03 ...................................................................           415,000
      750,000        Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700% due 3/15/23 ...............           678,750
                                                                                                                  -------------
                                                                                                                      2,008,400
                                                                                                                  -------------

HOUSING RELATED -- 1.8%
   1,000,000         Panolam Industries International Inc., Sr. Sub. Notes, 11.500% due 2/15/09(a)                   1,030,000
                                                                                                                 --------------

INDUSTRIAL/MANUFACTURING -- 10.6%
      500,000        Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03 ................................           503,750
      750,000        Axiohm Transaction Solutions Inc., Company Guaranteed, 9.750% due 10/1/07 ..............           375,000
      750,000        Foamex L.P., Company Guaranteed, 9.875% due 6/15/07 ....................................           641,250
      750,000        High Voltage Engineering Corp., Sr. Notes, 10.500% due 8/15/04 .........................           701,250
      500,000        International Knife & Saw Inc., Sr. Sub. Notes, 11.375% due 11/15/06 ...................           472,500
      500,000        JH Heafner Co., Sr. Notes, 10.000% due 5/15/08 .........................................           513,125
    1,000,000        JL French Auto Casting, Sr. Sub. Notes, 11.500% due 6/1/09(a) ..........................         1,012,500
      750,000        Motors & Gears, Inc., Sr. Notes, 10.750% due 11/15/06 ..................................           763,125
    1,000,000        Neenah Corp., Sr. Discount Notes, 11.125% due 5/1/07 ...................................           991,250
                                                                                                                  -------------
                                                                                                                      5,973,750
                                                                                                                  -------------

MEDIA/TELECOMMUNICATIONS -- 13.3%

      170,970        Adelphia Communications, Sr. Notes, 9.500% due 2/15/04(d) ..............................           179,305
      500,000        Century Communications Corp., Sr. Discount Notes, zero coupon due 1/15/08 ..............           225,000
      350,000        Charter Communications Inc., Sr. Discount Notes, zero coupon until 4/1/04
                       (9.920% thereafter) due 4/1/11(a) ....................................................           217,875
      500,000        Diamond Cable Co., Sr. Discount Notes, zero coupon until 12/15/00
                       (11.750% thereafter) due 12/15/05 ....................................................           442,500

-------------------------------------------------------------------------------
                        See Notes to Financial Statements

SALOMON BROTHERS HIGH INCOME FUND INC

SCHEDULE OF INVESTMENTS (unaudited) (continued)
June 30, 1999

     FACE
    AMOUNT                                               SECURITY                                                        VALUE
-------------------------------------------------------------------------------------------------------------------------------
MEDIA/TELECOMMUNICATIONS -- 13.3% (CONTINUED)
$     750,000        Granite Broadcasting Corp., Sr. Sub. Notes, 10.375% due 5/15/05 ........................     $     761,250
    1,500,000        Intelcom Group, Sr. Discount Notes, zero coupon until 9/15/00
                       (13.500% thereafter) due 9/15/05 .....................................................         1,350,000
    1,000,000        Intermedia Communications of Florida, Sr. Discount Notes,
                       zero coupon until 7/15/02 (11.250% thereafter) due 7/15/07 ...........................           715,000
                     Nextel Communications, Inc., Sr. Discount Notes:
      750,000          9.750% due 8/15/04 ...................................................................           765,000
      500,000        Zero coupon until 2/15/03 (9.950% thereafter) due 2/15/08 ..............................           346,250
    1,250,000        NTL Inc., Sr. Notes, zero coupon until 2/1/01 (11.500% thereafter) due 2/15/06 .........         1,062,500
      500,000        Transwestern Publishing Co., Sr. Sub. Notes, 9.625% due 11/15/07 .......................           491,250
    1,000,000        World Color Press Inc., Sr. Sub. Notes, 8.375% due 11/15/08 ............................           977,500
                                                                                                                  -------------
                                                                                                                      7,533,430
                                                                                                                  -------------

SERVICES/OTHER -- 5.6%
      500,000        Iron Mountain Inc., Sr. Sub. Notes, 8.250% due 6/26/07(a) ..............................           486,250
      500,000        La Petite Academy Inc., Company Guaranteed, 10.000% due 5/15/08 ........................           491,874
    1,000,000        Loomis Fargo & Co., Company Guaranteed, 10.000% due 1/15/04 ............................         1,020,000
      500,000        Millar Western Forest, Sr. Notes, 9.875% due 5/15/08 ...................................           482,500
      750,000        Protection One Alarm Co., Sr. Sub. Notes, 8.125% due 1/15/09(a) ........................           712,500
                                                                                                                  -------------
                                                                                                                      3,193,124
                                                                                                                  -------------

TRANSPORTATION -- 1.2%
    1,000,000        Holt Group, Sr. Notes, 9.750% due 1/15/06(a) ...........................................           700,000
                                                                                                                  -------------

                     TOTAL CORPORATE BONDS (Cost-- $40,353,862) .............................................        37,448,285
                                                                                                                  -------------

SOVEREIGN BONDS -- 29.6%
                     Republic of Argentina:
    1,300,000          Global Bond, 11.375% due 1/30/17 .....................................................         1,119,625
    1,500,000          Global Bond, 12.125% due 2/25/19 .....................................................         1,365,000
      500,000          Government Bond, 9.750% due 9/19/27 ..................................................           382,500
       75,000          Variable Bond, 12.142% due 4/10/05 ...................................................            67,500
    4,689,568        Federal Republic of Brazil, C Bond, 8.000% due 4/15/14(d)(e) ...........................         3,058,480
    1,750,000        Republic of Bulgaria, FLIRB, Series A, 2.500% due 7/28/12(e) ...........................         1,058,750
                     Republic of Colombia:
      600,000          9.705% due 8/13/05(e) ................................................................           516,000
      450,000          9.750% due 4/23/09(e) ................................................................           371,813

-------------------------------------------------------------------------------
                        See Notes to Financial Statements

SALOMON BROTHERS HIGH INCOME FUND INC

SCHEDULE OF INVESTMENTS (unaudited) (continued)
June 30, 1999

     FACE
    AMOUNT                                               SECURITY                                                        VALUE
-------------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 29.6% (CONTINUED)
$     500,000        Croatia, Series A, 5.8125% due 7/31/10(e) ..............................................     $     398,125
    1,068,750        Republic of Ecuador, Bearer, Series IE, 6.1875%, due 12/21/04(e) .......................           657,655
                     United Mexican States, Global Bond:
    1,550,000          10.375% due 2/17/09 ..................................................................         1,575,187
      800,000          11.375% due 9/15/16 ..................................................................           855,496
      500,000        Republic of Panama, 8.250% due 4/22/08 .................................................           440,000
    1,300,000        Republic of Peru, PDI, 4.500% due 3/7/17(e) ............................................           806,000
      840,000        Republic of Philippines, DCB, 6.000% due 12/1/09(e) ....................................           773,850
                     Russia:
    1,125,000          Federation, Global Bond, 11.750% due 6/10/03 .........................................           683,438
      575,000          Ministry of Finance, Global Bond, 12.750% due 6/24/28 ................................           327,031
                     Republic of Venezuela:
      571,430          FLIRB, Series B, 6.000% due 3/31/07(e) ...............................................           439,466
    2,050,000          Global Bond, 13.625% due 8/15/18 .....................................................         1,850,125
                                                                                                                  -------------
                     TOTAL SOVEREIGN BONDS (Cost-- $16,347,490) .............................................        16,746,041
                                                                                                                  -------------

Loan Participations (f) -- 2.9%
      619,047        Kingdom of Morocco, Tranche A, 6.000% due 1/1/09
                       (Chase Manhattan, Morgan Guaranty Trust Company of New York)(e) ......................           499,880
                     The People's Democratic Republic of Algeria:
      181,818          Tranche A, 6.750% due 3/4/00 (Chase Manhattan)(e) ....................................           173,182
    1,545,454          Tranche 1, 6.000% due 9/4/06 (Chase Manhattan)(e) ....................................           965,909
                                                                                                                  -------------
                     TOTAL LOAN PARTICIPATIONS (Cost -- $1,701,155) .........................................         1,638,971
                                                                                                                  -------------

    SHARES                                               SECURITY                                                        VALUE
-------------------------------------------------------------------------------------------------------------------------------

Common Stock (b) -- 0.4%
          500        AmeriKing, Inc. ........................................................................            20,000
        2,875        United International Holdings, Inc. ....................................................           191,188
                                                                                                                  -------------
                     TOTAL COMMON STOCK (Cost -- $95,295)....................................................           211,188
                                                                                                                  -------------

-------------------------------------------------------------------------------
                        See Notes to Financial Statements

SALOMON BROTHERS HIGH INCOME FUND INC

SCHEDULE OF INVESTMENTS (unaudited) (continued)
June 30, 1999

    SHARES                                               SECURITY                                                        VALUE
-------------------------------------------------------------------------------------------------------------------------------
Preferred Stock (b) -- 0.0%
                     TCR Holding Corp.:
          803          Class B ..............................................................................     $          48
          442          Class C ..............................................................................                25
        1,165          Class D ..............................................................................                62
        2,410          Class E ..............................................................................               152
                                                                                                                  -------------
                     TOTAL PREFERRED STOCK (Cost-- $287) ....................................................               287
                                                                                                                  -------------
Warrants (b) -- 0.6%

        1,225        Republic of Argentina, expire 12/3/99 ..................................................            10,718
        2,500        In Flight Phone (Exercise price of $.01 per share expiring 8/31/02,
                       each warrant exercisable for one share of common stock) ..............................                 0
        4,963        United Mexican States, expire 2/18/00 ..................................................           322,595
                                                                                                                  -------------
                     TOTAL WARRANTS (Cost-- $231,889) .......................................................           333,313
                                                                                                                  -------------

     FACE
    AMOUNT                                               SECURITY                                                        VALUE
-------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 0.3%

     $182,000        State Street Bank & Trust Co., 4.700% due 7/1/99; Proceeds at maturity --
                     $182,024; (Fully collateralized by U.S. Treasury Notes, 8.875% due 8/15/17;
                     Market value -- $190,848) (Cost -- $182,000)                                                       182,000
                                                                                                                  -------------
                     TOTAL INVESTMENTS -- 100% (Cost -- $58,911,978*)........................................       $56,560,085
                                                                                                                  =============

--------------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Non-income producing securities.
(c) Security is currently in default.
(d) Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e) Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(f) Participation interest was acquired through the financial institution indicated parenthetically.
  * Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in schedule:
-------------------------------
DCB -- Debt Conversion Bond.
EI  -- Eligible Interest Bond.
FLIRB -- Front-Loaded Interest Reduction Bond.
IE  -- Interest Equalization.
PDI -- Past Due Interest.

-------------------------------------------------------------------------------
                        See Notes to Financial Statements

Pae 8

SALOMON BROTHERS HIGH INCOME FUND INC

STATEMENT OF ASSETS AND LIABILITIES (unaudited)
June 30, 1999

ASSETS:

     Investments, at value (Cost -- $58,911,978) ...............  $ 56,560,085
     Cash .......................................................          822
     Receivable for securities sold .............................    3,824,268
     Interest receivable ........................................    1,246,917
     Prepaid expenses ...........................................        3,406
                                                                   -----------
     Total Assets ...............................................   61,635,498
                                                                   -----------

LIABILITIES:
     Management fees payable ....................................       35,462
     Accrued expenses ...........................................      144,452
                                                                   -----------
     Total Liabilities ..........................................      179,914
                                                                   -----------
Total Net Assets ................................................  $61,455,584
                                                                   ===========

NET ASSETS:

    Par value of capital shares ($0.001 par value,
    authorized 100,000,000 shares;
      4,897,800 shares outstanding) ............................         4,898
    Capital paid in excess of par value ........................    67,407,350
    Overdistributed net investment income ......................      (562,950)
    Accumulated net realized loss on investments ...............    (3,041,821)
    Net unrealized depreciation on investments .................    (2,351,893)
                                                                   -----------
    Total Net Assets ...........................................   $61,455,584
                                                                   ===========

    Net Asset Value, Per Share ($61,455,584 / 4,897,800 shares)          12.55
                                                                   ===========


--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

SALOMON BROTHERS HIGH INCOME FUND INC

STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended June 30, 1999

INVESTMENT INCOME:
    Interest ...................................................   $ 3,462,550
                                                                   -----------

EXPENSES:

    Management fee (Note 2) ....................................       215,520
    Audit ......................................................        30,249
    Directors' fees & expenses .................................        23,803
    Transfer agent .............................................        22,811
    Printing and mailing .......................................        22,811
    Legal ......................................................        22,316
    Registration fees ..........................................        10,742
    Custody ....................................................         8,927
    Other ......................................................         7,450
                                                                   -----------
    Total Expenses .............................................       364,629
                                                                   -----------
Net Investment Income ..........................................     3,097,921
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):

    Realized Loss From Securities Transactions
    (excluding short-term securities):
      Proceeds from sales ......................................    36,662,594
      Cost of securities sold ..................................    39,051,973
                                                                   -----------
    Net Realized Loss ..........................................    (2,389,379)
                                                                   -----------

    Change in Net Unrealized Depreciation on Investments:

      Beginning of period ......................................    (4,262,632)
      End of period ............................................    (2,351,893)
                                                                   -----------
      Decrease in Net Unrealized Depreciation ..................     1,910,739
                                                                   -----------
Net Loss on Investments ........................................      (478,640)
                                                                   -----------
Increase in Net Assets From Operations .........................   $ 2,619,281
                                                                   ===========

--------------------------------------------------------------------------------
                        See Notes to Financial Statements

SALOMON BROTHERS HIGH INCOME FUND INC

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1999 (unaudited) and the Year Ended December 31, 1998

                                                                      1999            1998
-----------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income ....................................... $ 3,097,921      $  6,510,806
    Net realized loss ...........................................  (2,389,379)        (499,892)
    Increase (decrease) in net unrealized depreciation ..........   1,910,739       (8,716,126)
                                                                  -----------      -----------
    Increase (Decrease) in Net Assets From Operations ...........   2,619,281       (2,705,212)
                                                                  -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income .......................................  (3,660,871)      (6,480,394)
    Net realized gains ..........................................        --           (729,016)
    Capital .....................................................        --           (595,795)
                                                                  -----------      -----------
    Decrease in Net Assets From Distributions to Shareholders ...  (3,660,871)      (7,805,205)
                                                                  -----------      -----------

FUND SHARE TRANSACTIONS:
    Proceeds from shares issued in reinvestment of dividends
        (28,488 and 45,507 shares issued) .......................     382,357          674,341
                                                                  -----------      -----------
    Decrease in Net AssetS ......................................    (659,233)      (9,836,076)

NET ASSETS:
    Beginning of period .........................................  62,114,817       71,950,893
                                                                  -----------      -----------
    End of Period* .............................................. $61,455,584      $62,114,817
                                                                  ===========      ===========
    * Includes overdistributed net investment income of ......... $  (562,950)            --
                                                                  ===========      ===========

-------------------------------------------------------------------------------
                        See Notes to Financial Statements

SALOMON BROTHERS HIGH INCOME FUND INC

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers High Income Fund Inc ("Fund") was incorporated in Maryland on September 14, 1992 and is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund seeks to maintain a high level of current income by investing primarily in a diversified portfolio of high-yield U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

Securities valuation. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

Investment Transactions. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount or premium on securities purchased is accreted or amortized, respectively, on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments. Dividend income is recorded on ex-dividend date.

Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

SALOMON BROTHERS HIGH INCOME FUND INC

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from capital.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. MANAGEMENT FEE AND OTHER TRANSACTIONS

Salomon Brothers Asset Management Inc. ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. The Investment Manager is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

The Investment Manager has delegated certain administrative responsibilities to SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., an affiliate of the Investment Manager pursuant to a Sub-Administration Agreement between the Investment Manager and SSBC.

Certain officers and/or directors of the Fund are also officers and/or directors of the investment manager.

SALOMON BROTHERS HIGH INCOME FUND INC

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

For the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ...................................................     $  33,214,903
                                                                  =============
Sales .......................................................     $  36,662,594
                                                                  =============

At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ...............................     $   1,616,599
Gross unrealized depreciation ...............................        (3,968,492)
                                                                  -------------
Net unrealized depreciation .................................     $  (2,351,893)
                                                                  =============

NOTE 4. LOAN PARTICIPATIONS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The cost of the Fund's loan participations was $1,701,155.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

NOTE 5. CREDIT RISK

The yields of emerging markets debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

SALOMON BROTHERS HIGH INCOME FUND INC

NOTE 6. DIVIDENDS SUBSEQUENT TO JUNE 30, 1999

The Board of Directors of the Fund declared a common stock dividend from net investment income of $0.125 per share for the months of July and August 1999, payable on July 30, 1999 and August 27, 1999 to shareholders of record on July 13, 1999 and August 17, 1999, respectively.

SALOMON BROTHERS HIGH INCOME FUND INC

FINANCIAL HIGHLIGHTS

Data for a share of capital stock outstanding throughout each year ended December 31, except where noted:

                                                     1999(1)      1998        1997       1996       1995       1994
----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period..........       $12.76      $14.92      $14.72     $13.50     $12.88     $15.59
                                                   --------     -------     -------    -------    -------    -------
Income (Loss) From Operations:
   Net investment income......................         0.64        1.34        1.43       1.52       1.52       1.38
   Net realized and unrealized gain (loss)....        (0.10)      (1.89)       0.71       1.22       0.70      (2.32)
                                                   --------     -------     -------    -------    -------    -------
Total Income (Loss) From Operations...........         0.54       (0.55)       2.14       2.74       2.22      (0.94)
                                                   --------     -------     -------    -------    -------    -------
Less Distributions From:
   Net investment income......................        (0.75)      (1.34)      (1.43)     (1.52)     (1.53)     (1.39)
   Net realized gains.........................          --        (0.15)      (0.51)        --      (0.07)     (0.38)
   Capital....................................          --        (0.12)         --         --         --        --
                                                   --------     -------     -------    -------    -------    -------
Total Distributions...........................        (0.75)      (1.61)      (1.94)     (1.52)     (1.60)     (1.77)
                                                   --------     -------     -------    -------    -------    -------
Net Asset Value, End of Period................       $12.55      $12.76      $14.92     $14.72     $13.50     $12.88
                                                   ========     =======     =======    =======    =======    =======
Per Share Market Value, End of Period.........     $13.9375     $14.625     $16.438    $15.375    $14.125    $12.875
                                                   ========     =======     =======    =======    =======    =======
Total Return, Based on Market Price(2)........         0.75%++    (0.89)%     20.93%     20.98%     23.83%     (8.04)%
                                                   ========     =======     =======    =======    =======    =======
Ratios to Average Net Assets:
   Operating expenses.........................         1.18%+      1.08%       1.10%      1.16%      1.22%      1.13%
   Net investment income......................        10.06%+      9.62%       9.53%     10.76%     11.68%      9.91%
Net Assets, End of Period (000s)..............      $61,456     $62,115     $71,951    $70,301    $63,931    $60,344
Portfolio Turnover Rate.......................         56.1%      110.8%      112.2%     110.4%     128.2%      76.6%



[FN]
--------------------------------------------------------------------------------
(1) For the six months ended June 30, 1999 (unaudited).

(2) For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

  + Annualized.

SALOMON BROTHERS HIGH INCOME FUND INC

SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)
Summary of quarterly results of operations:

                                                        NET REALIZED
                                NET INVESTMENT          & UNREALIZED
                                    INCOME               GAIN (LOSS)
                              ------------------    --------------------
QUARTERS ENDED*                TOTAL   PER SHARE     TOTAL     PER SHARE
------------------------------------------------------------------------
March 31, 1997.............  $1,708     $0.35       $ (565)     $(0.11)
June 30, 1997..............   1,724      0.36        2,447        0.51
September 30, 1997.........   1,713      0.36        1,569        0.33
December 31, 1997..........   1,717      0.36         (106)      (0.02)
March 31, 1998.............   1,663      0.34          959        0.20
June 30, 1998..............   1,546      0.32       (2,419)      (0.50)
September 30, 1998.........   1,651      0.34       (9,027)      (1.86)
December 31, 1998..........   1,651      0.34        1,271        0.27
March 31, 1999.............   1,593      0.33          166        0.03
June 30, 1999..............   1,505      0.31         (645)      (0.13)

--------------------------------------------------------------------------------
* Totals expressed in thousands of dollars except per share amounts.

SALOMON BROTHERS HIGH INCOME FUND INC

OTHER INFORMATION (unaudited)

YEAR 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment advisory services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

SALOMON BROTHERS HIGH INCOME FUND INC

ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

On March 11, 1999, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

1. The election of Charles F. Barber and Riordan Roett as Directors of the Fund until the year 2002; and

2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended December 31, 1999.

    The results of the vote on Proposal 1 were as follows:

                                       SHARES VOTED       PERCENTAGE       SHARES VOTES      PERCENTAGE
NAME OF DIRECTORS                           FOR          SHARES VOTED         AGAINST       SHARES VOTED
-------------------------------------------------------------------------------------------------------
Charles F. Barber                       4,557,546           98.3%            77,140            1.7%
Riordan Roett                           4,556,415           98.3%            78,271            1.7%
-------------------------------------------------------------------------------------------------------

     The results of the vote on Proposal 2 were as follows:

                      % OF SHARES                        % OF SHARES          VOTES         % OF SHARES
     VOTES FOR           VOTED        VOTES AGAINST         VOTED           ABSTAINED        ABSTAINED
-------------------------------------------------------------------------------------------------------
     4,552,872           98.2%           29,840             0.6%             51,974            1.2%
-------------------------------------------------------------------------------------------------------

SALOMON BROTHERS HIGH INCOME FUND INC

DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will

SALOMON BROTHERS HIGH INCOME FUND INC

DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant or any dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.



                                                                        Paage 21

SALOMON BROTHERS HIGH INCOME FUND INC

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

SALOMON BROTHERS HIGH INCOME FUND INC

DIRECTORS

CHARLES F. BARBER
    Consultant; formerly Chairman,
    ASARCO Incorporated

DANIEL P. CRONIN
    Vice President -- General Counsel,
    Pfizer International Inc

HEATH B. MCLENDON
    Managing Director, Salomon Smith Barney Inc.;
    President and Director,
    SSBC Fund Management Inc.
    and Travelers Investment Advisors, Inc.

RIORDAN ROETT
    Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of Advanced
    International Studies,
    Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of
    Commercial Law, and formerly Dean,
    The Fletcher School of Law & Diplomacy
    Tufts University

OFFICERS

HEATH B. MCLENDON
    CHAIRMAN AND PRESIDENT

LEWIS E. DAIDONE
    EXECUTIVE VICE PRESIDENT AND TREASURER

MAUREEN O'CALLAGHAN
    EXECUTIVE VICE PRESIDENT

JAMES E. CRAIGE
    EXECUTIVE VICE PRESIDENT

THOMAS K. FLANAGAN
    EXECUTIVE VICE PRESIDENT

BETH A. SEMMEL
    EXECUTIVE VICE PRESIDENT

PETER J. WILBY
    EXECUTIVE VICE PRESIDENT

ANTHONY PACE
    CONTROLLER

CHRISTINA T. SYDOR
    SECRETARY



SALOMON BROTHERS HIGH INCOME FUND INC
      7 World Trade Center
      New York, New York 10048
      Telephone 1-888-777-0102

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      The Chase Manhattan Bank, N.A.
      Four Metrotech Center
      Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
      HIF

                 SALOMON BROTHERS
                 HIGH INCOME FUND INC

                 SEMI-ANNUAL REPORT

                 JUNE 30, 1999

----------------------------------------------------------
                        Salomon Brothers Asset Management
                        -------------------------------------------------------

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                STATEN ISLAND, NY
                                 PERMIT No. 169

                                                                    HIFSEMI 6/99